UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

UNIFI, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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M49237-P29682
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
UNIFI, INC.
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on October 24, 2012.
UNIFI, INC.
7201 WEST FRIENDLY AVENUE
GREENSBORO, NC 27410
Meeting Information
Meeting Type: Annual
For holders as of: September 5, 2012
Date: October 24, 2012 Time: 9:00 AM EDT
Location:
Company's Corporate Headquarters
7201 West Friendly Avenue
Greensboro, NC 27410
See the reverse side of this notice to obtain proxy materials and voting instructions.
Meeting Directions: For directions please call 336-294-4410
Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 10, 2012 to facilitate timely delivery.
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
NOTICE AND PROXY STATEMENT ANNUAL REPORT
M49238-P29682
Proxy Materials Available to VIEW or RECEIVE:
Voting Items
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.
01) William J. Armfield, IV
02) R. Roger Berrier, Jr.
03) Archibald Cox, Jr.
04) William L. Jasper
05) Kenneth G. Langone
06) George R. Perkins, Jr.
07) Suzanne M. Present
08) William M. Sams
09) G. Alfred Webster
10) Mitchel Weinberger
Nominees:
The Board of Directors recommends that you vote FOR each of the following nominees:
PROPOSAL NO. 1 — To elect the ten (10) Directors listed below to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:
PROPOSAL NO. 2 — An advisory (non-binding) vote to approve executive compensation.
PROPOSAL NO. 3 — Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013.
The Board of Directors recommends that you vote FOR the following proposal:
The Board of Directors recommends that you vote FOR the following proposal:
M49239-P29682
M49240-P29682